UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 5, 2018

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47467 Fremont Blvd.

Fremont, California 94538

(Address of principal executive offices)

(510) 897-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Updated First Quarter Fiscal Year 2019 Financial Guidance

On March 19, 2018, Sigma Designs, Inc. (“Sigma,” the “Company,” “we,” or “us”) announced guidance for the first quarter of fiscal 2019. In light of the recently announced sale of its TV and set-top box business (“TV Business”), Sigma is providing updated guidance for its anticipated financial performance in the first quarter of fiscal 2019. As a result of the announcement of the sale of assets related to its Z-Wave business to Silicon Laboratories Inc., (the “Asset Sale”), the sale of its TV Business (“TV Business Sale”) and Sigma’s intention to liquidate and attempt to divest its remaining businesses, Sigma’s ability to predict its results for the first fiscal quarter is limited. In connection with the Asset Sale and its proposed liquidation, the Company has also previously announced its intention to divest or wind down its Mobile IoT business. The proposed Asset Sale, liquidation and certain other matters are subject to shareholder approval and are more fully described in a definitive proxy statement that the Company has filed with the Securities and Exchange Commission (the “SEC”), and any supplements thereto. Please refer to the section below entitled “Additional Information and Where to Find It” for additional information about the definitive proxy statement.

In providing the guidance below, Sigma has made certain assumptions, which may or may not prove to be accurate. Sigma has made the following material assumptions, among others, in deriving the guidance below: (i) the Asset Sale is consummated as of April 1, 2018, resulting in approximately two months of financial results from the Z-Wave Business; (ii) the TV Business Sale was consummated on March 30, 2018; and (ii) no divestment is made of the Mobile IoT Business. Based upon these and other assumptions, and the qualifications and limitations set forth below, Sigma currently anticipates the following performance in the first fiscal quarter of fiscal 2019:

Net revenue of between $9.0 million and $11.0 million.

Non-GAAP gross margin of between 51.0% and 53.0%.

Non-GAAP operating expenses of between $16.5 million and $17.5 million.

Sigma cannot guarantee that it will achieve the guidance or that its financial results for the first fiscal quarter of 2019 will not materially vary from the guidance. Although the guidance has been updated since it was first prepared and disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2018, and the updated guidance contained herein takes into account the TV Business Sale after the date the guidance was initially prepared, it does not take into account all circumstances or events occurring after the date the guidance was initially prepared, or the ultimate effect of the liquidation and winding down of Sigma’s business. For the foregoing and other reasons, shareholders and readers of this Current Report on Form 8-K are cautioned that this updated guidance should not be regarded as a representation or guarantee that the results will be achieved and they should not rely on the guidance.

Use of Non-GAAP Financial Information

In addition to reporting guidance in accordance with GAAP, the Company reports certain non-GAAP financial measures. Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP. Therefore, non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures. The Company presents non-GAAP financial measures to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what management believes to be its core, business operations. Furthermore, non-GAAP financial measures used by the Company may not be the same non-GAAP financial measures as those used by other companies; specifically, non-GAAP financial measures used by the Company may be calculated differently than other companies. Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by the Company to similarly titled non-GAAP financial measures of other companies.

The Company’s non-GAAP financial measures exclude amortization of acquired intangibles, stock-based compensation, one-time legal and other professional fee expenses, net gain on the sale of and impairment of privately-held investments, impairment of purchased IP, mask sets and design tools used in production and one-time restructuring charges.

The Company believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company also believes the non-GAAP measures provide useful supplemental information for investors to evaluate the Company’s operating results in the same manner as the research analysts that follow the Company’s progress, all of whom present non-GAAP projections in their published reports. Sigma has not provided a reconciliation of its first quarter fiscal 2019 non-GAAP gross margin guidance or non-GAAP operating expense guidance to GAAP gross margin and GAAP operating expense guidance for the same period because certain items that are a component of GAAP gross margin and GAAP operating expenses cannot be reasonably predicted.

The Company uses non-GAAP measures to evaluate and assess its performance and operating results on a consistent basis, and to measure and compare its performance with the financial projections published by analysts as well as its direct competitors in the industry, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial results. For example, the Company’s management has no control over certain variables that have a major influence in the determination of stock-based compensation. These variables include the volatility of the Company’s stock price and changing interest rates. The Company believes that all of these excluded expenses in its non-GAAP financial measures may not accurately reflect the underlying performance of its operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in the Company’s GAAP financial results in the foreseeable future. The Company believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past disclosures and provides a better understanding of the overall performance of the business.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company’s guidance for the first quarter of fiscal 2019. These forward-looking statements are based on current expectations and beliefs of the management of the Company, as well as assumptions made by, and information currently available to, such management, and involve risks and uncertainties, many of which are outside of the Company’s and its management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, readers should not place undue reliance on such statements.

The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties, and actual results may differ materially from those referred to in these forward-looking statements due to a number of factors, including but not limited to: the risk associated with the proposed Asset Sale, other potential divestitures and the Company’s proposed liquidation, such as: (1) the risk that the conditions to the closing of the Asset Sale are not satisfied; (2) uncertainties as to the timing of the consummation of the Asset Sale and the ability of each party to consummate the Asset Sale; (3) risks that the proposed Asset Sale and announced planned liquidation disrupt the current plans and operations of the Company; (4) unexpected costs, charges or expenses resulting from the Asset Sale, other potential or actual divestitures and the proposed liquidation; (5) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Asset Sale, other potential or actual divestitures and the proposed liquidation; (6) the ability of the Company to continue to explore alternatives to increase the available cash for distribution to shareholders through the previously disclosed plan to wind down or divest its remaining businesses over the next 12 months, and (7) the impact of litigation related to the Asset Sale, the liquidation or the Company’s business.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as comprehensive and should be read in conjunction the Company’s filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect the Company’s business, results of operations and financial condition. The Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find it

The Company has filed a definitive proxy statement in connection with the Asset Sale and its intention to liquidate and dissolve following the Asset Sale. Investors and security holders of the Company are urged to read such proxy statement (including any amendments or supplements thereto) and any other relevant documents in connection with the Asset Sale and the proposed liquidation that the Company has filed and will file with the SEC upon such documents becoming available, because they may contain important information about the Company, the Asset Sale and the proposed liquidation. Such materials filed by the Company with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Investor Relations page on the Company’s website at www.sigmadesigns.com or by writing to the Company’s Secretary at 47467 Fremont Blvd. Fremont, CA 94538 USA. For any questions concerning the proxy statement or the information provided therein, please contact our proxy solicitor, D.F. King & Co., at 48 Wall Street, New York, NY 1005, via email at sigm@dfking.com, or by phone at (800) 467-0821.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Asset Sale and proposed liquidation. Additional information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on July 17, 2017, Annual Report on Forms 10-K and 10-K/A for the fiscal year ended January 28, 2017, and Current Report on Form 8-K filed with the SEC on February 27, 2018. Information regarding their direct or indirect interests in the Asset Sale and proposed liquidation is set forth in the definitive proxy statement and other materials, including supplements, filed and to be filed with SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2018		SIGMA DESIGNS, INC.

	By:	/s/ Elias Nader
Elias Nader Interim President and Chief Executive Officer (Principal Executive Officer); and Chief Financial Officer (Principal Financial Officer)